THIS WARRANT AND THE WARRANT SHARES (AS DEFINED HEREIN) WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT, HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE OR COMPARABLE SECURITIES LAW OF A U.S. OR NON-U.S. JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE OR COMPARABLE SECURITIES LAW OF A U.S. OR NON-U.S. JURISDICTION.

                                                               December 22, 2005
                                                          (the "Effective Date")


To:  Syntek Capital AG (the "Holder")


                                     WARRANT

                    to purchase up to the aggregate number of
                   shares of common stock as detailed below of
                          m-Wise, Inc. (the "Company")
                     at a per share price as detailed below.


1.    Warrant Shares, Exercise Price and Option Period.

      1.1 Warrant Shares. This is to certify that the Holder specified above and any permitted transferee, is entitled to purchase from the Company, subject to the provisions of this Warrant, 5,263,158 shares of common stock, par value $0.0017 per share, of the Company (the "Warrant Shares") at an exercise price (the "Exercise Price") of $0.19 per share.

      1.2 Option Period. The Warrant may be exercised any time before the third anniversary of the Effective Date (the "Option Period").

2.    Exercise of Warrant

      2.1. Partial Exercise. This Warrant may be exercised in whole or in part. Should this Warrant be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the shares purchasable hereunder in whole or in part.

      2.2. Exercise. This Warrant shall be exercised by presentation and surrender hereof to the Company at the principal office of the Company, accompanied by: (i) a written notice of exercise in a form appended hereto as Exhibit A (the "Exercise Notice"); and (ii) payment to the Company, for the account of the Company, of the Exercise Price for the number of Warrant Shares specified in such notice.

            The Exercise Price for the number of Warrant Shares specified in the Exercise Notice shall be payable in immediately available funds.

      2.3. Issuance of the Warrant Shares. Within seven business days following presentation and surrender of the Exercise Notice accompanied by the payment of the applicable Exercise Price pursuant to section 2.2, the Company shall issue promptly to the Holder the shares to which the Holder is entitled. Upon receipt by the Company of such notice of exercise and the Exercise Price, the Holder shall be deemed to be the holder of the shares issuable upon such exercise, notwithstanding that the share transfer books of the Company may then be closed and that certificates representing such shares shall not then be actually delivered to the Holder. The Company shall pay all of the applicable taxes and other charges that are payable by the Company in connection with the issuance of the Warrant Shares and the preparation and delivery of share certificates pursuant to this Section 2 in the name of the Holder, but shall not pay any taxes payable by the Holder by virtue of the holding, issuance, exercise or sale of this Warrant or the Warrant Shares by the Holder.

3.    Exchange or Loss of Warrant

      Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

4.    Adjustment

      The Warrant Shares shall be adjusted to prevent dilution in such fashion that the Holder of Warrant Shares shall retain those rights and privileges which such Holder would have enjoyed had the Warrant been exercised immediately prior to any stock dividend, stock split, merger, recapitalization, reorganization, or other corporate change. Following the occurrence of any event set forth in the preceding sentence, the number of Warrant Shares issuable upon the exercise of this Warrant shall be adjusted and the Company shall issue to the Holder a new or additional Warrant to reflect such change in the number of Warrant Shares. No adjustment shall be made by reason of the exercise or partial exercise of the Warrant.

5.    Transfer

      Subject to the Holder complying with any applicable securities laws, this Warrant and/or any rights hereunder may be assigned, conveyed or transferred, in whole or in part, by the Holder, upon notice to the Company. The rights and obligations of the Company and the Holder under this Warrant shall be binding upon and benefit their respective successors, assigns, heirs, administrators and transferees.

6.    Rights of the Holder

      6.1. Equitable Relief. Without limiting the foregoing or any remedies available to the Holder, the Holder will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations of any person or entity subject to this Warrant.

      6.2. No Stockholder Rights. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, including any voting rights, prior to exercise of the Warrants resulting in the purchase of Warrant Shares.

7.    Fractional Shares

      No fractional shares shall be issued upon exercise of the Warrant and the number of shares of common stock to be issued shall be rounded up or down to the nearest whole share.

8.    Governing Law

      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles. Any dispute relating to or arising from this Agreement shall be exclusively submitted to the competent courts in the district of Delaware.

                            [m-Wise - Syntek Warrant]


                                     M-WISE, INC.

                                     BY:
                                         ---------------------------------------
                                     PRINTED NAME:
                                                  ------------------------------
                                     TITLE:
                                            ------------------------------------






Accepted and Agreed:


                                     SYNTEK CAPITAL AG

                                     BY:
                                         ---------------------------------------
                                     PRINTED NAME:
                                                  ------------------------------
                                     TITLE:
                                            ------------------------------------

                                     BY:
                                         ---------------------------------------
                                     PRINTED NAME:
                                                  ------------------------------
                                     TITLE:
                                            ------------------------------------

                                    Exhibit A

                                 Exercise Notice


To: m-Wise, Inc.                                              Date:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby elects to purchase ___________ of the Warrant Shares pursuant to Section
2.2 of the attached Warrant, and herewith makes payment of $__________, representing the full Exercise Price for such shares as provided for in such Warrant.


                                           Syntek Capital AG


                                           By: ________________________________

                                           Title:______________________________